EXHIBIT 99.1

HOUGHTON MIFFLIN HARCOURT COMPANY PRE-RELEASES SELECTED

PRELIMINARY FIRST QUARTER 2015 FINANCIAL INFORMATION

Company Expects to Report Full Quarterly Financial Results on May 7, 2015

BOSTON – April 28, 2015 – Global learning company Houghton Mifflin Harcourt Company (“HMH” or the “Company”) (NASDAQ: HMHC) today issues this statement pre-releasing selected preliminary unaudited financial information for the three months ended March 31, 2015 in connection with the launch of its $500 million, 6-year Term Loan B syndication. The Company expects to release its full first quarter 2015 financial and operating results on Thursday, May 7, 2015 before market opens.

The Company has not finalized its financial statement reporting process for the first quarter of 2015. As a result, the information in this statement is preliminary and based upon information available to the Company as of the date of the statement. During the course of the Company’s reporting process, items may be identified that would require the Company to make adjustments, which may be material, and as a result, the preliminary unaudited financial information included in this statement (and appendix hereto) is forward-looking information and subject to risks and uncertainties, including possible adjustments to the preliminary unaudited financial information.

Preliminary Unaudited Financial Information for First Quarter 2015

The Company estimates that its net sales for the three months ended March 31, 2015 were $162.7 million, an increase of $8.7 million, or 5.7%, from $153.9 million for the same period in 2014. The Company further estimates that its adjusted EBITDA for the three months ended March 31, 2015 was a loss of $51.8 million, an improvement of $1.4 million, or 2.6%, from a loss of $53.2 million for the same period in 2014. The Company estimates that its net loss for the three months ended was $159.9 million, an increase of $13.6 million from a net loss of $146.3 million for the same period in 2014.

First Quarter 2015 Earnings Release and Conference Call Details

The Company expects to release its full first quarter 2015 financial and operating results on Thursday, May 7, 2015, before the market opens.

At 8:30 a.m. EDT on Thursday, May 7, 2015, HMH will also host a conference call to discuss the results with its investors. The call will be webcast live at www.ir.hmhco.com. The following information is provided for investors who would like to participate:

Toll Free: (844) 835-6565

International: (484) 653-6719

Passcode: 27495283

Moderator: Rima Hyder, Vice President, Investor Relations

Webcast Link: http://edge.media-server.com/m/p/mmbsue44

An archived webcast with the accompanying slides will be available at ir.hmhco.com for one year for those unable to participate in the live event. An audio replay of this conference will also be available until May 14, 2015 via the following telephone numbers: (855) 859-2056 in the United States and (404) 537-3406 internationally using passcode 27495283.

Use of Non-GAAP Financial Measures

To supplement our financial measures presented in accordance with Generally Accepted Accounting Principles (GAAP), we have presented non-GAAP measures, such as adjusted EBITDA, in addition to our GAAP results. This information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding our results of operations because it assists both investors and management in analyzing and benchmarking the performance and value of our business. Management believes that the presentation of adjusted EBITDA provides an indicator of our performance that is not affected by debt restructurings, fluctuations in interest rates or effective tax rates, non-cash charges, or levels of depreciation or amortization along with cost such as severance, facility closure cost, and acquisition cost. Accordingly, our management believes that this measure is useful for comparing our performance from period to period.

Other companies may define non-GAAP measures differently and, as a result, our presentation of non-GAAP measures may not be directly comparable to adjusted EBITDA of other companies. Although we use non-GAAP measures as financial measures to assess the performance of our business, the use of non-GAAP measures are limited as they include and/ or do not include certain items not included and/or included in the most directly comparable GAAP measure. Adjusted EBITDA should be considered in addition to, and not as a substitute for, net income or loss prepared in accordance with GAAP as a measure of performance. Adjusted EBITDA is not intended to be a measure of liquidity. You are cautioned not to place undue reliance on our non-GAAP measures. A reconciliation of non- GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this statement.

About Houghton Mifflin Harcourt

Houghton Mifflin Harcourt (NASDAQ:HMHC) is a global learning company with the mission of changing people’s lives by fostering passionate, curious learners. Among the world’s largest providers of pre-K–12 education solutions and one of its longest- established publishing houses, HMH combines cutting-edge research, editorial excellence and technological innovation to improve teaching and learning environments and solve complex literacy and education challenges. HMH’s interactive, results-driven education solutions are utilized by more than 50 million students in over 150 countries, and its renowned and awarded novels, non-fiction, children’s books and reference works are enjoyed by readers throughout the world. For more information, visit www.hmhco.com.

Forward-Looking Statements

The statements contained herein (including the appendix hereto) include forward-looking statements, which involve risks and uncertainties. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “estimates,” “expects” or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, including our estimated net sales, net loss and adjusted EBITDA, and the costs, expenses and adjustments in reconciling net loss to adjusted EBITDA; our expected new term loan and syndication thereof; and potential business decisions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are based upon information available to us on the date of this statement.

We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations may differ materially from those made in or suggested by the forward-looking statements contained herein. In addition, even if our results of operations are consistent with the forward looking statements contained herein, those results or developments may not be indicative of results or developments in subsequent periods.

Important factors that could cause our results to vary from expectations include, but are not limited to, changes resulting from the finalization of our quarterly financial statement information or new changes in facts or circumstances that may occur prior to the filing of our Quarterly Report on Form 10-Q that are required to be included therein. In light of these risks, uncertainties and assumptions, the forward-looking events described herein may not occur.

We undertake no obligation, and do not expect, to publicly update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained herein.

Contact:

Investor Relations

Rima Hyder

Vice President, Investor Relations

(617) 351-3309

rima.hyder@hmhco.com

Media Relations

Bianca Olson

Senior Vice President, Corporate Affairs

(617) 351-3841 | (646) 932-1241

bianca.olson@hmhco.com

Appendix

Houghton Mifflin Harcourt Company

Reconciliation of Net Loss to Adjusted EBITDA

A reconciliation from our Net Loss to Adjusted EBITDA is below:

	Three Months Ended, March 31,
($ in thousands)	2015	2014
Net loss	(159,940)	(146,335)
Interest expense	5,954	4,297
Provision for income taxes	20,976	1,783
Depreciation expense	18,409	17,239
Amortization expense	52,824	62,670
Non-cash charges- stock compensation	3,095	2,397
Non-cash charges- loss on derivative instruments	2,220	103
Purchase accounting adjustments	197	575
Fees, expenses or charges for equity offerings, debt or acquisitions	3,377	2,114
Restructuring	10	205
Severance, separation costs and facility closures	1,057	1,757

Adjusted EBITDA	(51,821)	(53,195)